SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 21, 2025
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(I.R.S. Employer Identification No.)

2126 Inyo Street, Fresno, California	93721
(Address of principal executive offices)	(Zip Code)
559-490-6261
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UBFO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 21, 2025, United Security Bancshares (the “Company”) held its annual meeting of shareholders. A total of 12,321,013 shares were represented and voted at the meeting, constituting 70.50% of the 17,475,927 issued and outstanding shares entitled to vote at the meeting. At the annual meeting, the Company’s shareholders (i) elected all 10 nominees to the Company’s Board of Directors, (ii) approved the United Security Bancshares 2025 Equity Incentive Award Plan, (iii) did not approve the amendment to the Company’s Articles of Incorporation to increase the number of authorized common shares from 20,000,000 to 50,000,000, (iv) ratified the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2024, and (v) approved the compensation of the Company’s named executive officers. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting:

1.Election of the following 10 nominees to the Company’s Board of Directors for a term of one year:

Nominee	For	Against	Abstain	Broker Non-Votes
Stanley J. Cavalla	9,126,646	40,158	—	3,154,208
Tom Ellithorpe	9,071,119	95,685	—	3,154,208
Jagroop Gill	6,818,623	2,348,181	—	3,154,208
Heather Hammack	8,799,351	367,453	—	3,154,208
Nabeel Mahmood	8,915,591	251,213	—	3,154,208
Kenneth D. Newby	8,927,962	238,842	—	3,154,208
Susan Quigley	7,678,801	1,488,003	—	3,154,208
Brian Tkacz	7,626,543	1,540,261	—	3,154,208
Dora Westerlund	8,976,929	189,875	—	3,154,208
Dennis R. Woods	9,125,268	41,536	—	3,154,208
2.    Approval of the United Security Bancshares 2025 Equity Incentive Award Plan:

For	Against	Abstain	Non-Votes
727,362	1,365,721	73,721	3,154,208
3.    Approval of the amendment to the Articles of Incorporation to increase the number of authorized common shares from 20,000,000 to 50,000,000:

For	Against	Abstain	Non-Votes
6,962,831	2,135,580	68,393	3,154,208
Since this proposal did not receive the required affirmative vote of a majority of the outstanding shares, it was not approved.
4.    Ratification of Moss Adams LLP as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstain	Non-Votes
12,179,734	104,157	37,121	—
5.    Approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Non-Votes
8,466,778	573,175	126,851	3,154,208

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date:	May 22, 2025	By: /s/ David A. Kinross
David A. Kinross
Senior Vice President and Chief Financial Officer

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